UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number (811-23377)

Tidal ETF Trust
(Exact name of registrant as specified in charter)

234 West Florida Street, Suite 203
Milwaukee, Wisconsin 53204
(Address of principal executive offices) (Zip code)

Eric W. Falkeis
Tidal ETF Trust
234 West Florida Street, Suite 203

 Milwaukee, Wisconsin 53204
(Name and address of agent for service)

(844) 986-7700
Registrant's telephone number, including area code

Date of fiscal year end: April 30

Date of reporting period: April 30, 2024

Item 1. Reports to Stockholders.

(a)

Robinson Alternative Yield Pre-Merger
SPAC ETF

of

Tidal ETF Trust

Annual Report

April 30, 2024

TABLE OF CONTENTS

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

1

Robinson Alternative Yield Pre-Merger SPAC ETF

SHAREHOLDER LETTER (Unaudited)

May 31, 2024

Dear Shareholders:

We are pleased to present the Annual Report for the Robinson Alternative Yield Pre-Merger SPAC ETF (the “Fund”) covering the fiscal year ended April 30, 2024.

Investment Performance. The Fund’s performance for the 1-year ended April 30, 2024 was 4.91% (NAV). By comparison, domestic bond markets, including shorter duration fixed income, continued to struggle over the past year. The yield on the Fund’s benchmark index, the Bloomberg U.S. 1-3 Year Government/Credit Bond Index, increased 0.8%. As a result, the benchmark index’s total return for the year ended April 30, 2024 was 2.79%. Over the same period, the 3-month U.S. Treasury bill, as measured by the ICE BofA 3-Month Treasury Bill Index, was up 5.36%.

The Fund’s core strategy is to build a broadly diversified portfolio of pre-merger SPACs (special purpose acquisition companies) at a discount to their redemption values, as represented by the pro-rata trust account value. In a worst-case scenario, a SPAC will never find a merger candidate and be forced to redeem the trust account value plus any U.S. Treasury bill income earned at redemption. In a better-case scenario, a SPAC announces a merger that effectively shortens the time horizon in which equity holders earn back the discount. In a best-case scenario, the SPAC announces a merger the market likes, and the value of the SPAC immediately “pops” above the redemption value. The Fund experienced all of the above during the fiscal year ended April 30, 2024.

At the beginning of this fiscal year, the “cheapest” quartile of the pre-merger SPAC universe had a discount-to-current trust account value of about 4% annualized. At the fiscal year end of April 30, 2024, the discount-to-current trust value had widened out to approximately 5% annualized. While that widening of the annualized discount had a negative impact on the Fund’s fiscal year performance, we are quite pleased that the Fund still managed to generate positive absolute and relative returns for the fiscal year.

Portfolio Composition. In accordance with the Fund’s investment strategy, as of April 30, 2024, eighty-eight percent of the Fund’s assets were invested in pre-merger SPAC units and common shares across 57 different issuers. The annualized weighted average discount-to-current redemption value of the portfolio’s holdings of pre-merger SPACs was 2.5%, and the weighted average time to redemption was 6 months.

Market Outlook. The Fund’s current holdings of pre-merger SPACs have an annualized discount-to-current trust value of 2.5%. The yield on U.S. Treasury bills, which SPACs are required by prospectus to invest the assets held in trust, is now 5.25%. While the Federal Reserve is likely done raising rates this cycle, it does appear to be embracing the notion of keeping short-term rates “higher for longer”. The combination of a 2.5% annualized discount-to-current trust value, coupled with the trust earning another 5.25% annualized, makes for a compelling absolute return with minimal credit or interest rate risk.

We value your trust and confidence in the Fund and thank you for your support.

Best Regards,

James C. Robinson
Portfolio Manager

Must be preceded or accompanied by a prospectus.

2

Robinson Alternative Yield Pre-Merger SPAC ETF

Investing involves risk. Principal loss is possible. ETFs may trade at a premium or discount to their net asset value. Brokerage commissions are charged on each trade which may reduce returns.

The Fund invests in equity securities and warrants of SPACs, which raise assets to seek potential business combination opportunities. Unless and until a business combination is completed, a SPAC generally invests its assets in U.S. government securities, money market securities, and cash. Because SPACs have no operating history or ongoing business other than seeking a business combination, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable business combination. There is no guarantee that the SPACs in which the Fund invests will complete a business combination or will be profitable.

Some SPACs may pursue a business combination only within certain industries or regions, which may increase the volatility of their prices. To the extent a SPAC or the Fund is invested in cash or cash equivalents, this may impact the ability of the Fund to meet its investment objective. Investments in a SPAC may be considered illiquid and subject to restrictions on resale.

The Fund may purchase warrants to purchase equity securities. Investments in warrants are pure speculation in that they have no voting rights and pay no dividends. They do not represent ownership of the securities, but only the right to buy them. Warrants involve the risk that the Fund could lose the purchase value of the warrant if the warrant is not exercised or sold prior to its expiration. The Fund may also purchase securities of companies that are offered in an IPO. The risk exists that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, a small number of shares available for trading and limited information about the issuer. Such investments could have a magnified impact on the Fund.

Some sectors of the economy and individual issuers have experienced particularly large losses due to economic trends, adverse market movements and global health crises. This may adversely affect the value and liquidity of the Fund’s investments.

Duration is the weighted average of the present value of the cash flows and is used as a measure of a bond price’s response to change in yield. Rising interest rates mean falling bond prices, while declining interest rates mean rising bond prices.

Discount-to-Current Trust Account is relative market trading value of a SPAC that is lower than the accounting book value of the SPAC trust entity.

The Bloomberg U.S. 1-3 Year Government/Credit Bond Index is a broad-based benchmark that measures the performance of U.S. Treasury securities that have a maturity of 1-3 years. It includes investment grade, U.S. dollar-denominated, fixed-rate Treasuries, government-related and corporate securities.

The ICE BofA 3-Month Treasury Bill Index measures the performance of a single issue of outstanding treasury bill which matures closest to, but not beyond, three months from the rebalancing date.

The Fund is distributed by Foreside Fund Services, LLC.

SHAREHOLDER LETTER (Unaudited) (Continued)

3

Robinson Alternative Yield Pre-Merger SPAC ETF

PERFORMANCE SUMMARY (Unaudited)

$12,000
$11,000
$10,000
$9,000
6/22/21
10/31/21
3/31/22
8/31/22
1/31/23
6/30/23
11/30/23
4/30/24
Robinson Alternative Yield Pre-Merger SPAC ETF - NAV
Robinson Alternative Yield Pre-Merger SPAC ETF - Market
Bloomberg U.S. 1-3 Year Government/Credit Bond Index

Annualized Returns for the Period Ended April 30, 2024:	1 Year	Since Inception (06/22/2021) (Annualized)	Ending Value (04/30/24)
Robinson Alternative Yield Pre-Merger SPAC ETF - NAV	4.91%	4.07%	$11,206
Robinson Alternative Yield Pre-Merger SPAC ETF - Market	4.10%	3.79%	$11,121
Bloomberg U.S. 1-3 Year Government/Credit Bond Index	2.79%	0.13%	$10,037

This chart illustrates the performance of a hypothetical $10,000 investment made on June 22, 2021 (commencement of operations) and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of Fund shares. The returns reflect fee waivers in effect for the “NAV” return. In the absence of such waivers, total return would be reduced. The chart assumes reinvestment of capital gains, dividends, and return of capital, if applicable, for a fund and dividends for an index.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (833) 743-0330. The Fund’s gross expense ratio is 0.85% and net expense ratio is 0.75% (as of the Fund’s most recently filed Prospectus.) The Fund’s investment adviser (defined below) has agreed to reduce its Management Fees (defined below) for the Fund until at least August 28, 2024.

Robinson Alternative Yield Pre-Merger SPAC ETF

4

PORTFOLIO ALLOCATION at April 30, 2024 (Unaudited)

Security Type	% of Net Assets
Common Stocks (Special Purpose Acquisition Companies)	86.5%
Cash Equivalents(a)	13.3
Rights (Special Purpose Acquisition Companies)	0.1
Warrants	0.1
Total	100.0%

(a)Represents short-term investments, investments purchased with collateral from securities lending, and liabilities in excess of other assets.

Robinson Alternative Yield Pre-Merger SPAC ETF

5

The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS as of April 30, 2024

	Shares	Value
COMMON STOCKS — 86.5%
Special Purpose Acquisition Companies (SPACs) — 86.5%(a)
Acri Capital Acquisition Corp.(b)	24,490	$275,023
Alchemy Investments Acquisition Corp 1(b)	765	8,132
Arogo Capital Acquisition Corp. - Class A(b)	27,270	296,970
Battery Future Acquisition Corp. - Class A(b)	38,770	431,122
Bellevue Life Sciences Acquisition Corp.(b)	1,095	11,782
Berenson Acquisition Corp I - Class A(b)(c)	38,437	400,898
bleuacacia ltd. - Class A(b)	20,401	218,291
BurTech Acquisition Corp. - Class A(b)	16,938	188,520
byNordic Acquisition Corp.(b)	15,188	170,030
Capitalworks Emerging Markets Acquisition Corp. - Class A(b)	30,182	331,700
Clean Energy Special Situations Corp.(b)	258	2,785
Coliseum Acquisition Corp. - Class A(b)	18,713	204,065
Compass Digital Acquisition Corp.(b)	23,309	251,504
Concord Acquisition Corp II - Class A(b)(c)	36,648	388,102
Crixus BH3 Acquisition Co.(b)	4,959	52,466
dMY Squared Technology Group, Inc. - Class A(b)	24,765	264,490
ESH Acquisition Corp. - Class A(b)	37,748	391,447
EVe Mobility Acquisition Corp. - Class A(b)(c)	37,863	416,493
Four Leaf Acquisition Corp. - Class A(b)	6,115	66,287
FTAC Emerald Acquisition Corp. - Class A(b)	35,724	379,210
Future Health ESG Corp.(b)	956	11,759
Generation Asia I Acquisition Ltd. - Class A(b)	25,000	276,750
Gores Holdings IX, Inc. - Class A(b)	31,460	331,274
Haymaker Acquisition Corp 4(b)	5,665	59,426
Healthcare AI Acquisition Corp. - Class A(b)	35,194	391,357
Hennessy Capital Investment Corp VI - Class A(b)	30,000	314,700
Inception Growth Acquisition Ltd.(b)	16,534	182,866
Inflection Point Acquisition Corp II - Class A(b)	5,510	57,965
International Media Acquisition Corp. - Class A(b)	4,548	52,120
Investcorp India Acquisition Corp. - Class A(b)	3,062	34,478
Iron Horse Acquisitions Corp.(b)	29,899	299,887
JVSPAC Acquisition Corp. - Class A(b)	33,990	342,959
Kensington Capital Acquisition Corp V - Class A(b)	34,776	381,840
LAMF Global Ventures Corp I(b)	32,007	351,757
Metal Sky Star Acquisition Corp.(b)	15,492	173,046
Mountain Crest Acquisition Corp V(b)	700	7,427
New Providence Acquisition Corp II - Class A(b)	9,882	107,220
Northern Star Investment Corp III - Class A(b)(d)	45,040	0
Northern Star Investment Corp IV - Class A(b)(d)	42,708	0
Onyx Acquisition Co I - Class A(b)	20,313	226,490

	Shares	Value
COMMON STOCKS — 86.5% (Continued)
Special Purpose Acquisition Companies (SPACs) — 86.5%(a) (Continued)
Osiris Acquisition Corp. - Class A(b)	536	$5,751
Papaya Growth Opportunity Corp I - Class A(b)	24,483	271,884
Pearl Holdings Acquisition Corp. - Class A(b)	25,717	278,258
Perception Capital Corp III - Class A(b)	32,677	351,768
Plum Acquisition Corp III - Class A(b)	23,787	254,997
Plutonian Acquisition Corp.(b)	15,136	134,408
PowerUp Acquisition Corp. - Class A(b)	10,111	113,900
Project Energy Reimagined Acquisition Corp.(b)	43,456	457,156
Qomolangma Acquisition Corp.(b)	11,792	128,946
RMG Acquisition Corp III - Class A(b)	7,673	74,812
Roth CH Acquisition V Co.(b)(c)	24,783	270,383
SilverBox Corp III - Class A(b)	31,084	327,936
Spree Acquisition Corp 1 Ltd.(b)	40,000	436,399
Swiftmerge Acquisition Corp. - Class A(b)	24,403	262,698
Trailblazer Merger Corp. I(b)	15,197	164,584
Tristar Acquisition I Corp. - Class A(b)	3,885	42,890
Twelve Seas Investment Co II - Class A(b)	1,455	15,714
Welsbach Technology Metals Acquisition Corp.(b)	35,562	389,760
Total Special Purpose Acquisition Companies (SPACs)		12,334,882
TOTAL COMMON STOCKS
(Cost $12,058,295)		12,334,882

RIGHTS — 0.1%
Special Purpose Acquisition Companies (SPACs) — 0.1%
ESH Acquisition Corp., Expires 12/13/2024, Exercise Price $10.00(b)	16,988	2,189
Iron Horse Acquisitions Corp., Expires 06/27/2025, Exercise Price $1.00(b)	24,899	5,728
JVSPAC Acquisition Corp., Expires 11/26/2026, Exercise Price $10.00(b)	35,000	11,708
TMT Acquisition Corp., Expires 03/27/2028, Exercise Price $10.00(b)	17,850	5,712
Total Special Purpose Acquisition Companies (SPACs)		25,337
TOTAL RIGHTS
(Cost $20,196)		25,337

Robinson Alternative Yield Pre-Merger SPAC ETF

6

The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS as of April 30, 2024 (Continued)

	Shares	Value
WARRANTS — 0.1%
10X Capital Venture Acquisition Corp III, Expires 06/30/2028, Exercise Price $11.50(b)	501	$15
Aetherium Acquisition Corp., Expires 01/21/2028, Exercise Price $11.50(b)	3,193	128
Alchemy Investments Acquisition Corp 1, Expires 06/26/2028, Exercise Price $11.50(b)	546	100
AP Acquisition Corp., Expires 12/07/2026, Exercise Price $11.50(b)	3,066	150
Arogo Capital Acquisition Corp., Expires 03/23/2028, Exercise Price $11.50(b)	3,915	129
Ault Disruptive Technologies Corp., Expires 06/20/2028, Exercise Price $11.50(b)	4,942	145
Borealis Foods, Inc., Expires 08/26/2026, Exercise Price $11.50(b)	2,444	269
BurTech Acquisition Corp., Expires 12/18/2026, Exercise Price $11.50(b)	6,459	1,678
Canna-Global Acquisition Corp., Expires 02/09/2028, Exercise Price $11.50(b)	1,211	27
CERo Therapeutics Holdings, Inc., Expires 02/14/2029, Exercise Price $11.50(b)	355	25
CF Acquisition Corp VII, Expires 03/15/2026, Exercise Price $11.50(b)	1,346	121
Crixus BH3 Acquisition Co., Expires 11/23/2026, Exercise Price $11.50(b)	3,154	284
Electriq Power Holdings, Inc., Expires 07/31/2028, Exercise Price $11.50(b)	618	3
Envoy Medical, Inc., Expires 09/29/2028, Exercise Price $11.50(b)	965	154
EVe Mobility Acquisition Corp., Expires 12/31/2028, Exercise Price $11.50(b)	3,254	365
Finnovate Acquisition Corp., Expires 09/30/2026, Exercise Price $11.50(b)	554	15
FTAC Emerald Acquisition Corp., Expires 08/22/2028, Exercise Price $11.50(b)	807	101
Getaround, Inc., Expires 03/09/2026, Exercise Price $11.50(b)	777	7
Global Partner Acquisition Corp II, Expires 12/31/2027, Exercise Price $11.50(b)	691	107
Golden Arrow Merger Corp., Expires 07/31/2026, Exercise Price $11.50(b)	691	117
Haymaker Acquisition Corp 4, Expires 09/12/2028, Exercise Price $11.50(b)	3,891	934
Healthcare AI Acquisition Corp., Expires 12/14/2026, Exercise Price $11.50(b)	1,467	69

	Shares	Value
WARRANTS — 0.1% (Continued)
Inflection Point Acquisition Corp II, Expires 07/17/2028, Exercise Price $11.50(b)	3,988	$544
Investcorp India Acquisition Corp., Expires 06/28/2027, Exercise Price $11.50(b)	4,724	303
Iron Horse Acquisitions Corp., Expires 02/16/2029, Exercise Price $11.50(b)	24,899	938
Northern Star Investment Corp IV, Expires 12/31/2027, Exercise Price $11.50(b)(d)	675	0
Osiris Acquisition Corp., Expires 05/01/2028, Exercise Price $11.50(b)	632	7
Pearl Holdings Acquisition Corp., Expires 12/15/2026, Exercise Price $11.50(b)	3,904	359
Southport Acquisition Corp., Expires 05/24/2028, Exercise Price $11.50(b)	4,952	198
Spree Acquisition Corp 1 Ltd., Expires 12/22/2028, Exercise Price $11.50(b)	1,619	41
Swiftmerge Acquisition Corp., Expires 06/17/2028, Exercise Price $11.50(b)	3,615	186
Syntec Optics Holdings, Inc., Expires 11/08/2026, Exercise Price $11.50(b)	217	43
Target Global Acquisition I Corp., Expires 12/31/2027, Exercise Price $11.50(b)	1,459	120
TG Venture Acquisition Corp., Expires 08/15/2028, Exercise Price $11.50(b)	2,539	18
Thunder Bridge Capital Partners IV, Inc., Expires 04/30/2028, Exercise Price $11.50(b)	80	16
Tristar Acquisition I Corp., Expires 12/31/2028, Exercise Price $11.50(b)	998	100
Twelve Seas Investment Co II, Expires 03/02/2028, Exercise Price $11.50(b)	283	34
Volato Group, Inc., Expires 12/03/2028, Exercise Price $11.50(b)	4,276	257
Zalatoris Acquisition Corp., Expires 12/31/2027, Exercise Price $11.50(b)	335	25
Zapata Computing Holdings, Inc., Expires 03/23/2028, Exercise Price $11.50(b)	4,195	457
TOTAL WARRANTS
(Cost $19,874)		8,589

Robinson Alternative Yield Pre-Merger SPAC ETF

7

The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS as of April 30, 2024 (Continued)

	Shares	Value
SHORT-TERM INVESTMENTS — 14.2%
Investments Purchased with Proceeds from Securities Lending — 0.9%
Mount Vernon Liquid Assets Portfolio, LLC, 5.51%(e)	129,600	$129,600

Money Market Funds — 13.3%
First American Government Obligations Fund - Class X, 5.23%(e)	1,889,469	1,889,469
TOTAL SHORT-TERM INVESTMENTS
(Cost $2,019,069)		2,019,069

TOTAL INVESTMENTS — 100.9%
(Cost $14,117,434)		$14,387,877
Liabilities in Excess of Other Assets — (0.9)%		(130,489)
TOTAL NET ASSETS — 100.0%		$14,257,388

Percentages are stated as a percent of net assets.

(a)To the extent that the Fund invests more heavily in a particular industry or sector of the economy, its performance will be especially sensitive to developments that significantly affect those industries or sectors.

(b)Non-income producing security.

(c)All or a portion of this security is on loan as of April 30, 2024. The total market value of these securities was $124,494 which represented 0.9% of net assets as of April 30, 2024.

(d)Fair value determined using significant unobservable inputs in accordance with procedures established by and under the supervision of the Adviser, acting as Valuation Designee. These securities represented $0 or 0% of net assets as of April 30, 2024.

(e)The rate shown represents the annualized 7-day yield as of April 30, 2024.

Robinson Alternative Yield Pre-Merger SPAC ETF

8

The accompanying notes are an integral part of these financial statements.

STATEMENT OF ASSETS AND LIABILITIES at April 30, 2024

Assets:
Investments in securities, at value (Cost $14,117,434) (Note 2)(1)	$14,387,877
Receivables:
Interest	8,033
Securities lending income, net (Note 5)	307
Total assets	14,396,217

Liabilities:
Collateral received for securities loaned (Note 5)	129,600
Payables:
Management fees, net (Note 4)	9,229
Total liabilities	138,829
Net Assets	$14,257,388

Components of Nets Assets:
Paid-in capital	$13,958,168
Total distributable (accumulated) earnings (losses)	299,220
Net assets	$14,257,388

Net Asset Value (unlimited shares authorized):
Net assets	$14,257,388
Shares of beneficial interest issued and outstanding	700,000
Net asset value	$20.37

(1)Includes loaned securities with a value of $124,494.

Robinson Alternative Yield Pre-Merger SPAC ETF

9

The accompanying notes are an integral part of these financial statements.

STATEMENT OF OPERATIONS For the Year Ended April 30, 2024

Investment Income:
Interest income	$100,106
Securities lending income, net (Note 5)	5,967
Total investment income	106,073

Expenses:
Management fees (Note 4)	178,434
Miscellaneous expense	22
Total expenses	178,456
Less: Management fee waiver (Note 4)	(42,642)
Net expenses	135,814
Net investment income (loss)	(29,741)

Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investments	1,445,645
Change in net unrealized appreciation/depreciation on investments	(342,886)
Net realized and unrealized gain (loss) on investments	1,102,759
Net increase (decrease) in net assets resulting from operations	$1,073,018

Robinson Alternative Yield Pre-Merger SPAC ETF

10

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended April 30, 2024	Year Ended April 30, 2023

Increase (Decrease) in Net Assets From:

Operations:
Net investment income (loss)	$(29,741)	$(97,911)
Net realized gain (loss)	1,445,645	667,943
Change in net unrealized appreciation/depreciation	(342,886)	498,694
Net increase (decrease) in net assets resulting from operations	1,073,018	1,068,726

Distributions to Shareholders:
From distributable earnings	(1,580,468)	(264,140)

Capital Share Transactions:
Net increase (decrease) in net assets derived from net change in outstanding shares(1)	(13,270,688)	6,674,630
Total increase (decrease) in net assets	(13,778,138)	7,479,216

Net Assets:
Beginning of year	28,035,526	20,556,310
End of year	$14,257,388	$28,035,526

(1)Summary of share transactions is as follows:

	Year Ended April 30, 2024		Year Ended April 30, 2023
	Shares	Value	Shares	Value
Shares sold	—	$—	325,000	$6,674,630
Shares redeemed	(625,000)	(13,270,688)	—	—
Net increase (decrease)	(625,000)	$(13,270,688)	325,000	$6,674,630

Robinson Alternative Yield Pre-Merger SPAC ETF

11

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year/period

	Year Ended April 30, 2024		Year Ended April 30, 2023	Period Ended April 30, 2022(1)
Net asset value, beginning of year/period	$21.16		$20.56	$20.00

Income from Investment Operations:
Net investment income (loss)(2)	(0.03)		(0.08)	(0.10)
Net realized and unrealized gain (loss)(3)	1.04		0.88	0.66
Total from investment operations	1.01		0.80	0.56

Less Distributions:
From net investment income	(1.36)		(0.20)	—
From net realized gains	(0.44)		—	—
Total distributions	(1.80)		(0.20)	—

Capital Share Transactions:
Net asset value, end of year/period	$20.37		$21.16	$20.56
Total return(5)	4.91%		3.92%	2.78	%(4)

Ratios/ Supplemental Data:
Net assets, end of year/period (millions)	$14.3		$28.0	$20.6
Ratio of expenses to average net assets
Before management fees waived	0.85%		0.85%	0.85	%(6)
After management fees waived	0.65	%(8)	0.50%	0.59	%(6)(7)
Ratio of net investment income (loss) to average net assets
Before management fees waived	(0.34)%		(0.72)%	(0.85	)%(6)
After management fees waived	(0.14	)%(8)	(0.37)%	(0.59	)%(6)(7)
Portfolio turnover rate(9)	122%		76%	15	%(4)

(1)The Fund commenced operations on June 22, 2021. The information presented is from June 22, 2021 to April 30, 2022.

(2)Calculated using average shares outstanding method.

(3)Net realized and unrealized gain (loss) per share in the caption are balancing amounts necessary to reconcile the change in the net asset value per share for the period, and may not reconcile with the aggregate gain (loss) in the Statement of Operations due to the timing of share transactions for the period.

(4)Not annualized.

(5)Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of the period. Distributions are assumed, for the purpose of this calculation, to be reinvested at the payable date net asset value per share on their respective payment dates. Additional performance information is presented in the Performance Summary.

(6)Annualized.

(7)Effective December 20, 2021, the Fund introduced a fee waiver in the amount of 0.35%.

(8)Effective August 29, 2023, the Fund reduced its fee waiver to 0.10%.

(9)Excludes the impact of in-kind transactions.

12

Robinson Alternative Yield Pre-Merger SPAC ETF

NOTES TO FINANCIAL STATEMENTS April 30, 2024

NOTE 1 – ORGANIZATION

The Robinson Alternative Yield Pre-Merger SPAC ETF (the “Fund”) is a diversified series of shares of beneficial interest of Tidal ETF Trust (the “Trust”). The Trust was organized as a Delaware statutory trust on June 4, 2018 and is registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and the offering of the Fund’s shares is registered under the Securities Act of 1933, as amended. The Trust is governed by the Board of Trustees (the “Board”). Tidal Investments LLC (f/k/a Toroso Investments, LLC) (“Tidal Investments” or the “Adviser”), a Tidal Financial Group company, serves as investment adviser to the Fund and Robinson Capital Management, LLC (the “Sub-Adviser”) serves as sub-adviser to the Fund. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services—Investment Companies.” The Fund commenced operations on June 22, 2021.

The investment objective of the Fund is to seek to provide total return while minimizing downside risk.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

A.Security Valuation. Equity securities, which may include Real Estate Investment Trusts (“REITs”), Business Development Companies (“BDCs”), Special Purpose Acquisition Companies (“SPACs”) (which may also include common stock, rights, warrants or units of SPACs, and Master Limited Partnerships (“MLPs”)), listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on the NASDAQ Stock Market, LLC (“NASDAQ”)), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded on the valuation date (or at approximately 4:00 p.m. EST if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price or mean between the most recent quoted bid and ask prices for long and short positions. For a security that trades on multiple exchanges, the primary exchange will generally be considered the exchange on which the security is generally most actively traded. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. Prices of securities traded on the securities exchange will be obtained from recognized independent pricing agents (“Independent Pricing Agents”) each day that the Fund is open for business.

Units of Mount Vernon Liquid Assets Portfolio, LLC are not traded on an exchange and are measured at fair value using the investment company’s net asset value per share (or its equivalent) practical expedient as provided by the underlying fund’s administrator.

Under Rule 2a-5 of the 1940 Act, a fair value is determined by the Valuation Designee (as defined in Rule 2a-5) in accordance with the Pricing and Valuation Policy and Fair Value Procedures, as applicable, of the Adviser, subject to oversight by the Board. When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the Adviser’s Pricing and Valuation Policy and Fair Value Procedures, as applicable. Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value. Different funds could reasonably arrive at different values for the same security. The use of fair value pricing by a fund may cause the net asset value (“NAV”) of its shares to differ significantly from the NAV that would be calculated without regard to such considerations.

As described above, the Fund utilizes various methods to measure the fair value of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 –Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability and would be based on the best information available.

13

Robinson Alternative Yield Pre-Merger SPAC ETF

NOTES TO FINANCIAL STATEMENTS April 30, 2024 (Continued)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Fund’s investments as of April 30, 2024:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks	$8,032,381	$4,302,501	$0	$12,334,882
Rights	5,712	19,625	—	25,337
Warrants	3,949	4,640	0	8,589
Investments Purchased With Proceeds From Securities Lending(a)	—	—	—	129,600
Money Market Funds	1,889,469	—	—	1,889,469
Total Investments in Securities	$9,931,511	$4,326,766	$0	$14,387,877

(a)Certain investments that are measured at fair value using the NAV per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Schedule of Investments.

The following is a reconciliation of the Fund’s Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Common Stocks(b)	Warrants(b)	Total
Balance as of April 30, 2023	$—	$—	$—
Accrued discounts/premiums	—	—	—
Realized gain (loss)	51,730	(153)	51,577
Change in unrealized appreciation/depreciation	(326)	4	(322)
Purchases	626,040	—	626,040
Sales	(364,539)	(62)	(364,601)
Corporate Actions	(935,141)	—	(935,141)
Transfer into and/or out of Level 3	622,236	211	622,447
Balance as of April 30, 2024	$0	$0	$0
Change in unrealized appreciation/depreciation during the year for Level 3 investments held at April 30, 2024	$(326)	$4	$(322)

(b)These securities (Northern Star Investment Corp.) are held after the final distribution from the company’s trust account was made to shareholders of record. These securities (Northern Star Investment Corp.) remain outstanding following the distribution as the company’s amended and restated certificate of incorporation allowed shareholders to continue to hold the securities so they could be able to participate in a transaction that the company may potentially enter into in the future. The securities (Northern Star Investment Corp.) are valued at estimated proceeds based on market information of any potential transaction. These securities (Northern Star Investment Corp.) transfered to Level 3 due to the final distribution of trust assets and the use of an estimated proceeds valuation technique.

B.Federal Income Taxes. The Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provision for federal income taxes or excise taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, the Fund intends to declare as dividends in each calendar year at least 98.0% of its net investment income (earned during the calendar year) and at least 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

14

Robinson Alternative Yield Pre-Merger SPAC ETF

NOTES TO FINANCIAL STATEMENTS April 30, 2024 (Continued)

As of April 30, 2024, the Fund did not have any tax positions that did not meet the threshold of being sustained by the applicable tax authority. Generally, tax authorities can examine all the tax returns filed for the last three years. The Fund identifies its major tax jurisdiction as U.S. Federal and the Commonwealth of Delaware; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the Statement of Operations.

C.Securities Transactions and Investment Income. Investment securities transactions are accounted for on the trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method. Dividend income is recorded on the ex-dividend date. Dividends received from REITs generally are comprised of ordinary income, capital gains, and may include return of capital. Debt income is recorded on an accrual basis. Other non-cash dividends are recognized as investment income at the fair value of the property received. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

D.Distributions to Shareholders. Distributions to shareholders from net investment income, if any, for the Fund are declared and paid at least quarterly. Distributions to shareholders from net realized gains on securities, if any, for the Fund normally are declared and paid on an annual basis. Distributions are recorded on the ex-dividend date.

E.Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

F.Share Valuation. The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on the days on which the New York Stock Exchange (“NYSE”) is closed for trading.

G.Guarantees and Indemnifications. In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

H.Illiquid Securities. Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a Board-approved Liquidity Risk Management Program (the “Program”) that requires, among other things, that the Fund limit its illiquid investments that are assets to no more than 15% of the value of the Fund’s net assets. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. If the Fund should be in a position where the value of illiquid investments held by the Fund exceeds 15% of the Fund’s net assets, the Fund will take such steps as set forth in the Program.

I.Reclassification of Capital Accounts. U.S. GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These differences are primarily due to adjustments for redemptions in-kind. These reclassifications have no effect on net assets or NAV per share. For the year ended April 30, 2024, the following reclassification adjustments were made:

Paid-In Capital	Total Distributable (Accumulated) Earnings (Losses)
$208,066	$(208,066)

During the year ended April 30, 2024, the Fund realized $208,066 in net capital gain resulting from in-kind redemptions, in which Authorized Participants exchange Fund shares for securities held by the Fund rather than for cash. Because such gains are not taxable to the Fund, and are not distributed to shareholders, they have been reclassified from accumulated gains to paid-in capital.

15

Robinson Alternative Yield Pre-Merger SPAC ETF

NOTES TO FINANCIAL STATEMENTS April 30, 2024 (Continued)

J.Recently Issued Accounting Pronouncements. In June 2022, the FASB issued Accounting Standards Update 2022-03, which amends Fair Value Measurement (Topic 820): Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”). ASU 2022-03 clarifies guidance for fair value measurement of an equity security subject to a contractual sale restriction and establishes new disclosure requirements for such equity securities. ASU 2022-03 is effective for fiscal years beginning after December 15, 2023 and for interim periods within those fiscal years, with early adoption permitted. The Fund is currently evaluating the impact, if any, of these amendments on the financial statements.

K.Other Regulatory Matters. In October 2022, the SEC adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements. The rule and form amendments will, among other things, require the Fund to transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require the funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendment.

NOTE 3 – PRINCIPAL INVESTMENT RISKS

A.Small-Capitalization Investing Risk. The securities of small-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of large- or mid-capitalization companies. The securities of small-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than large- or mid-capitalization stocks or the stock market as a whole. There is typically less publicly available information concerning smaller-capitalization companies than for larger, more established companies.

B.Associated Risks of Investments in SPACs. The Fund invests in equity securities of SPACs, which raise assets to seek potential business combination opportunities. Unless and until a business combination is completed, a SPAC generally invests its assets in U.S. government securities, money market securities, and cash. Because SPACs have no operating history or ongoing business other than seeking a business combination, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable business combination. There is no guarantee that the SPACs in which the Fund invests will complete a business combination or that any business combination that is completed will be profitable. The market perception of a SPAC’s ability to complete a business combination could materially impact the market value of the SPAC’s securities. Public stockholders of SPACs may not be afforded a meaningful opportunity to vote on a proposed initial business combination because certain stockholders, including stockholders affiliated with the management of the SPAC, may have sufficient voting power, and a financial incentive, to approve such a transaction without support from public stockholders. As a result, a SPAC may complete a business combination even though a majority of its public stockholders do not support such a combination. Some SPACs may pursue a business combination only within certain industries or regions, which may increase the volatility of their prices.

C.Initial Public Offering (“IPO”) Risk. The Fund may purchase securities of companies that are offered in an IPO. The risk exists that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. When the Fund’s asset base is small, a significant portion of the Fund’s performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund.

D.General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in the general financial markets, a particular financial market, or other asset classes, due to a number of factors, including inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters or events, pandemic diseases, terrorism, regulatory events, and government controls.

E.Equity Market Risk. The equity securities held in the Fund’s portfolio may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific issuers, industries, or sectors in which the Fund invests. Common stocks are generally exposed to greater risk than other types of securities, such as preferred stock and debt obligations, because common stockholders generally have inferior rights to receive payment from specific issuers.

16

Robinson Alternative Yield Pre-Merger SPAC ETF

NOTES TO FINANCIAL STATEMENTS April 30, 2024 (Continued)

F.Warrants Risk. The Fund may purchase warrants to purchase equity securities. Investments in warrants are pure speculation in that they have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. They do not represent ownership of the securities, but only the right to buy them. Warrants involve the risk that the Fund could lose the purchase value of the warrant if the warrant is not exercised or sold prior to its expiration. If the Fund holds warrants associated with a SPAC that does not complete a business combination within the designated time period, the warrants held by the Fund will expire and lose all value.

G.Exchange-Traded Fund (“ETF”) Risks.

•Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that are authorized to purchase and redeem shares directly from the Fund (known as “Authorized Participants” or “APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, shares of the Fund (“Shares”) may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services; or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

•Costs of Buying or Selling Shares. Investors buying or selling Shares in the secondary market will pay brokerage commissions or other charges imposed by brokers, as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares. In addition, secondary market investors will also incur the cost of the bid-ask spread. The bid-ask spread varies over time for Shares based on trading volume and market liquidity, and is generally lower if Shares have more trading volume and market liquidity and higher if Shares have little trading volume and market liquidity. Further, a relatively small investor base in the Fund, asset swings in the Fund and/or increased market volatility may cause increased bid-ask spreads. Due to the costs of buying or selling Shares, including bid-ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

•Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of the Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of the Shares or during periods of market volatility. This risk is heightened in times of market volatility or periods of steep market declines. The market price of Shares during the trading day, like the price of any exchange-traded security, includes a “bid-ask” spread charged by the exchange specialist, market makers, or other participants that trade the Shares. In times of severe market disruption, the bid-ask spread can increase significantly. At those times, Shares are most likely to be traded at a discount to NAV, and the discount is likely to be greatest when the price of Shares is falling fastest, which may be the time that you most want to sell your Shares. Because securities held by the Fund may trade on foreign exchanges that are closed when the Fund’s primary listing exchange is open, the Fund is likely to experience premiums and discounts greater than those of ETFs holding only domestic securities.

•Trading. Although Shares are listed for trading on a national securities exchange, such as NYSE Arca, Inc. (the “Exchange”), and may be listed or traded on U.S. and non-U.S. stock exchanges other than the Exchange, there can be no assurance that an active trading market for such Shares will develop or be maintained. Trading in Shares may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to Exchange “circuit breaker” rules, which temporarily halt trading on the Exchange when a decline in the S&P 500 during a single day reaches certain thresholds (e.g., 7%, 13%, and 20%). Additional rules applicable to the Exchange may halt trading in Shares when extraordinary volatility causes sudden, significant swings in the market price of Shares. There can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of each Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares. Also, in stressed market conditions, the market for Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings. This adverse effect on liquidity for Shares, in turn, could lead to wider bid/ask spreads and differences between the market price of Shares and the underlying value of those Shares.

17

Robinson Alternative Yield Pre-Merger SPAC ETF

NOTES TO FINANCIAL STATEMENTS April 30, 2024 (Continued)

H.High Portfolio Turnover Risk. The Fund may actively and frequently trade all or a significant portion of the securities in its portfolio. A high portfolio turnover rate increases transaction costs, which may increase the Fund’s expenses and may offset the level of capital appreciation attained by the Fund’s portfolio holdings thereby reducing investment returns. Frequent trading may also cause adverse tax consequences for investors in the Fund due to an increase in short-term capital gains.

I.Limited Operating History Risk. The Fund has a limited operating history. As a result, prospective investors have a limited track record or history on which to base their investment decision.

J.U.S. Government and U.S. Agency Obligations Risk. The SPACs in which the Fund invests may invest in securities issued by the U.S. government or its agencies or instrumentalities. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, such as the U.S. Treasury. Payment of principal and interest on U.S. Government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so.

NOTE 4 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

Pursuant to the Advisory Agreement, the Fund pays the Adviser a unitary management fee (the “Management Fee”) based on average daily net assets of the Fund of 0.85%. Out of the Management Fee, the Adviser is obligated to pay or arrange for the payment of substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, and all other related services necessary for the Fund to operate. Under the Advisory Agreement, the Adviser has agreed to pay, or require the Sub-Adviser to pay, all expenses incurred by the Fund except for interest charges on any borrowings, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, and distribution fees and expenses paid by the Fund under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act (the “Excluded Expenses”), and the Management Fee payable to the Adviser. The Management Fee incurred is paid monthly to the Adviser. Management Fees for the fiscal year ended April 30, 2024 are disclosed in the Statement of Operations.

The Adviser previously agreed to reduce its unitary management fee to 0.50% of the Fund’s average daily net assets through at least August 28, 2023. Effective August 29, 2023, the Adviser has agreed to reduce its unitary management fee to 0.75% of the Fund’s average daily net assets through at least August 28, 2024. To the extent the Fund incurs Excluded Expenses, total annual fund operating expenses after fee waiver will be higher than 0.75%. This agreement may be terminated only by, or with the consent of, the Trust’s Board, on behalf of the Fund, upon sixty (60) days’ written notice to the Adviser. This Agreement may not be terminated by the Adviser without the consent of the Board.

The Sub-Adviser serves as sub-adviser to the Fund, pursuant to a sub-advisory agreement between the Adviser and the Sub-Adviser with respect to the Fund (the “Sub-Advisory Agreement”). Pursuant to the Sub-Advisory Agreement, the Sub-Adviser is responsible for the day-to-day management of the Fund’s portfolio, including determining the securities purchased and sold by the Fund, subject to the supervision of the Adviser and the Board. The Sub-Adviser is paid a fee by the Adviser, which is calculated and paid monthly, at an annual rate of 0.02% of the Fund’s average daily net assets (the “Sub-Advisory Fee”). The Sub-Adviser has agreed to assume a portion of the Adviser’s obligation to pay all expenses incurred by the Fund, except for the Sub-Advisory Fee payable to the Sub-Adviser and Excluded Expenses. For assuming the payment obligations for a portion of the Fund’s expenses, the Adviser has agreed to pay the Sub-Adviser a corresponding share of profits, if any, generated by the Fund’s Management Fee, less a contractual fee retained by the Adviser. Expenses incurred by the Fund and paid by the Sub-Adviser include fees charged by Tidal (defined below), which is the Fund’s administrator and an affiliate of the Adviser.

Tidal ETF Services LLC (“Tidal”), a Tidal financial Group company and an affiliate of the Adviser, serves as the Fund’s administrator and, in that capacity, performs various administrative and management services for the Fund. Tidal coordinates the payment of Fund-related expenses and manages the Trust’s relationships with its various service providers.

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”), serves as the Fund’s sub-administrator, fund accountant and transfer agent. In those capacities, Fund Services performs various administrative and accounting services for the Fund. Fund Services prepares various federal and state regulatory filings and reports for the Fund, including regulatory

18

Robinson Alternative Yield Pre-Merger SPAC ETF

NOTES TO FINANCIAL STATEMENTS April 30, 2024 (Continued)

compliance monitoring and financial reporting; prepares reports and materials to be supplied to the Board; and monitors the activities of the Fund’s custodian. U.S. Bank N.A. (the “Custodian”), an affiliate of Fund Services, serves as the Fund’s custodian. The Custodian acts as the securities lending agent (the “Securities Lending Agent”) for the Fund.

Foreside Fund Services, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.

Certain officers and a trustee of the Trust are affiliated with the Adviser. Neither the affiliated trustee nor the Trust’s officers receive compensation from the Fund.

NOTE 5 – SECURITIES LENDING

The Fund may lend up to 33 1/3% of the value of the securities in its portfolio to brokers, dealers and financial institutions (but not individuals) under terms of participation in a securities lending program administered by the Securities Lending Agent. The securities lending agreement requires that loans are collateralized at all times in an amount equal to at least the market value of the securities loaned by the Fund. The Fund receives compensation in the form of fees and earned interest on the cash collateral. Due to timing issues of when a security is recalled from loan, the financial statements may differ in presentation. The amount of fees depends on a number of factors including the type of security and length of the loan. The Fund continues to receive interest payments or dividends on the securities loaned during the borrowing period. Gain or loss in the value of securities loaned that may occur during the term of the loan will be for the account of the Fund. The Fund has the right under the terms of the securities lending agreements to recall the securities from the borrower on demand.

As of April 30, 2024, the value of the securities on loan and payable on collateral received for securities lending were as follows:

Value of Securities on Loan	Payable on Collateral Received	Percentage of Net Assets of Securities on Loan
$124,494	$129,600	0.9%

During the year ended April 30, 2024, the Fund loaned securities that were collateralized by cash. The cash collateral is invested in the Mount Vernon Liquid Assets Portfolio, LLC, as listed in the Fund’s Schedule of Investments, a short-term investment portfolio with an overnight and continuous maturity, of which the investment objective is to seek to maximize income to the extent consistent with the preservation of capital and liquidity and maintain a stable NAV of $1.00. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its securities and possible loss of income or value if the borrower fails to return the borrowed securities. In addition, the Fund bears the risk of loss associated with the investment of cash collateral received. Securities lending income is disclosed in the Fund’s Statement of Operations.

The Fund is not subject to a master netting agreement with respect to the Fund’s participation in securities lending; therefore, no additional disclosures regarding netting arrangements are required.

NOTE 6 – PURCHASES AND SALES OF SECURITIES

For the year ended April 30, 2024, the cost of purchases and proceeds from the sales or maturities of securities, excluding short-term investments, U.S. government securities, and in-kind transactions were $23,548,445 and $28,133,080, respectively.

For the year ended April 30, 2024, there were no purchases or sales of long-term U.S. government securities.

For the year ended April 30, 2024, in-kind transactions associated with creations and redemptions for the Fund were $- and $11,416,141, respectively.

19

Robinson Alternative Yield Pre-Merger SPAC ETF

NOTES TO FINANCIAL STATEMENTS April 30, 2024 (Continued)

NOTE 7 – INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended April 30, 2024 and April 30, 2023 was as follows:

Distributions paid from:	April 30, 2024	April 30, 2023
Ordinary income	$1,193,438	$264,140
Long term capital gain	387,030	—
Total Distributions Paid	$1,580,468	$264,140

As of the most recent fiscal year ended April 30, 2024, the components of accumulated earnings/(losses) on a tax basis were as follows:

Cost of investments(1)	$14,252,776
Gross tax unrealized appreciation	320,330
Gross tax unrealized depreciation	(185,229)
Net tax unrealized appreciation (depreciation)	135,101
Undistributed ordinary income (loss)	147,934
Undistributed long-term capital gain (loss)	16,185
Total distributable earnings	164,119
Other accumulated gain (loss)	—
Total distributable (accumulated) earnings (loss)	$299,220

(1)The difference between book and tax-basis cost of investments was attributable primarily to the treatment of wash sales and PFIC mark-to-market.

Net capital losses incurred after October 31 (post-October losses) and net, and within the taxable year, may be elected to be deferred to the first business day of the Fund’s next taxable year. As of the most recent fiscal year ended April 30, 2024, the Fund had not elected to defer any post-October or late year losses and had no capital loss carryovers.

NOTE 8 – SHARE TRANSACTIONS

Shares of the Fund are listed and traded on the NYSE Arca, Inc. Market prices for the shares may be different from their NAV. The Fund issues and redeems shares on a continuous basis at NAV generally in large blocks of shares (“Creation Units”). Creation Units are issued and redeemed principally in-kind for securities included in a specified universe. Once created, shares generally trade in the secondary market at market prices that change throughout the day. Except when aggregated in Creation Units, shares are not redeemable securities of the Fund. Creation Units may only be purchased or redeemed by Authorized Participants. An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a Depository Trust Company participant and, in each case, must have executed a Participant Agreement with the Distributor. Most retail investors do not qualify as Authorized Participants nor have the resources to buy and sell whole Creation Units. Therefore, they are unable to purchase or redeem the shares directly from the Fund. Rather, most retail investors may purchase shares in the secondary market with the assistance of a broker and are subject to customary brokerage commissions or fees.

The Fund currently offers one class of shares, which has no front-end sales load, no deferred sales charge, and no redemption fee. A fixed transaction fee is imposed for the transfer and other transaction costs associated with the purchase or sale of Creation Units. The standard fixed transaction fee for the Fund is $300, payable to the Custodian. The fixed transaction fee may be waived on certain orders if the Fund’s Custodian has determined to waive some or all of the costs associated with the order or another party, such as the Adviser, has agreed to pay such fee. In addition, a variable fee may be charged on all cash transactions or substitutes for Creation Units of up to a maximum of 2% and for Redemption Units of up to a maximum of 2%, respectively, of the value of the Creation Units and Redemption Units subject to the transaction. Variable fees received by the Fund, if any, are disclosed in the capital shares transactions section of the Statements of Changes in Net Assets. The Fund may issue an unlimited number of shares of beneficial interest, with no par value. All shares of the Fund have equal rights and privileges.

20

Robinson Alternative Yield Pre-Merger SPAC ETF

NOTE 9 – RECENT MARKET EVENTS

U.S. and international markets have experienced and may continue to experience significant periods of volatility in recent years and months due to a number of economic, political and global macro factors including rising inflation, uncertainty regarding central banks’ interest rate increases, the possibility of a national or global recession, trade tensions, political events, the war between Russia and Ukraine, significant conflict between Israel and Hamas in the Middle East, and the impact of COVID-19. The global recovery from COVID-19 may last for an extended period of time. As a result of continuing political tensions and armed conflicts, including the war between Ukraine and Russia, the U.S. and the European Union imposed sanctions on certain Russian individuals and companies, including certain financial institutions, and have limited certain exports and imports to and from Russia. The war has contributed to recent market volatility and may continue to do so. The Middle East conflict has led to significant loss of life, damaged infrastructure and escalated tensions both in the region and globally. These developments, as well as other events, could result in further market volatility and negatively affect financial asset prices, the liquidity of certain securities and the normal operations of securities exchanges and other markets, despite government efforts to address market disruptions. As a result, the risk environment remains elevated.

NOTE 10 – SUBSEQUENT EVENTS

In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. The Fund commenced operations as a non-diversified series, however, the Fund continuously operated as diversified for three years and as of June 21, 2024, is now classified as diversified.

NOTES TO FINANCIAL STATEMENTS April 30, 2024 (Continued)

21

Robinson Alternative Yield Pre-Merger SPAC ETF

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Robinson Alternative Yield Pre-Merger SPAC ETF and
Board of Trustees of Tidal ETF Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Robinson Alternative Yield Pre-Merger SPAC ETF (the “Fund”), a series of Tidal ETF Trust, as of April 30, 2024, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for the years ended April 30, 2024 and 2023 and for the period from June 22, 2021 (commencement of operations) to April 30, 2022, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of April 30, 2024, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2024, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of Tidal Investment LLC’s investment companies since 2020.

COHEN & COMPANY, LTD.
Milwaukee, Wisconsin
June 28, 2024

22

Robinson Alternative Yield Pre-Merger SPAC ETF

EXPENSE EXAMPLE For the Six-Months Ended April 30, 2024 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions paid on purchases and sales of the Fund’s shares, and (2) ongoing costs, including management fees of the Fund. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from November 1, 2023 to April 30, 2024.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. The example includes, but is not limited to, unitary fees. However, the example does not include portfolio trading commissions and related expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then, multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of the Fund’s shares. Therefore, the second line of the following table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

	Beginning Account Value November 1, 2023	Ending Account Value April 30, 2024	Expenses Paid During the Period November 1, 2023 – April 30, 2024(1)
Actual	$1,000.00	$1,019.00	$3.76
Hypothetical (5% annual return before expenses)	1,000.00	1,021.13	3.77

(1)Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 0.75% (fee waiver in effect), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the most recent six-month period).

23

Robinson Alternative Yield Pre-Merger SPAC ETF

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited)

Name, Address and Year of Birth	Position Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(3)	Other Directorships Held by Trustee During Past 5 Years
Independent Trustees(1)
Mark H.W. Baltimore c/o Tidal ETF Services, LLC 234 West Florida Street, Suite 203 Milwaukee, Wisconsin 53204 Born: 1967	Trustee	Indefinite term; since 2018	Co-Chief Executive Officer, Global Rhino, LLC (asset management consulting firm) (since 2018); Chief Business Development Officer, Joot (asset management compliance services firm) (since 2019); Chief Executive Officer, Global Sight, LLC (asset management distribution consulting firm) (2016 to 2018).	33	None
Dusko Culafic c/o Tidal ETF Services, LLC 234 West Florida Street, Suite 203 Milwaukee, Wisconsin 53204 Born: 1958	Trustee	Indefinite term; since 2018	Retired (since 2018); Senior Operational Due Diligence Analyst, Aurora Investment Management, LLC (2012 to 2018).	33	None
Eduardo Mendoza c/o Tidal ETF Services, LLC 234 West Florida Street, Suite 203 Milwaukee, Wisconsin 53204 Born: 1966	Trustee	Indefinite term; since 2018	Chief Financial Officer (since 2022), Executive Vice President - Head of Capital Markets & Corporate Development (since 2019), Advisor (2017 to 2019), Credijusto (financial technology company).	33	None
Interested Trustee and Executive Officer
Eric W. Falkeis(2) c/o Tidal ETF Services, LLC 234 West Florida Street, Suite 203 Milwaukee, Wisconsin 53204 Born: 1973	President, Principal Executive Officer, Interested Trustee, and Chairman	President and Principal Executive Officer since 2019, Indefinite term; Interested Trustee, and Chairman, since 2018, Indefinite term	Chief Executive Officer, Tidal ETF Services LLC (since 2018); Chief Operating Officer (and other positions), Rafferty Asset Management, LLC (2013 to 2018) and Direxion Advisors, LLC (2017 to 2018).	33

Trustee, Tidal Trust II (60 Funds) (since 2022); Independent Director, Muzinich Direct Lending Income Fund, Inc. (since 2019); Trustee, Professionally Managed Portfolios (27 series) (since 2011); Interested Trustee, Direxion Funds, Direxion Shares ETF Trust, and Direxion Insurance Trust (2014–2018).

24

Robinson Alternative Yield Pre-Merger SPAC ETF

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Name, Address and Year of Birth	Position Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(3)	Other Directorships Held by Trustee During Past 5 Years
Executive Officers
Aaron J. Perkovich c/o Tidal ETF Services, LLC 234 West Florida Street, Suite 203 Milwaukee, Wisconsin 53204 Born: 1973	Treasurer, Principal Financial Officer, and Principal Accounting Officer	Indefinite term; since 2022

Head of Fund Administration (since 2023), Fund Administration Manager (2022 to 2023), Tidal ETF Services LLC; Assistant Director – Investments, Mason Street Advisors, LLC (2021 to 2022); Vice President, U.S. Bancorp Fund Services, LLC (2006 to 2021).

				Not Applicable	Not Applicable
William H. Woolverton, Esq c/o Tidal ETF Services, LLC 234 West Florida Street, Suite 203 Milwaukee, Wisconsin 53204 Born: 1951	Chief Compliance Officer and AML Compliance Officer	AML Compliance Officer since 2023, Indefinite term; Chief Compliance Officer since 2021, Indefinite term

Chief Compliance Officer (since 2023), Compliance Advisor (2022 to 2023), Tidal Investments LLC; Chief Compliance Officer, Tidal ETF Services LLC (since 2022); Senior Compliance Advisor, ACA Global (2020 to 2022); Operating Partner, Altamont Capital Partners (private equity firm) (since 2021); Managing Director and Head of Legal - US, Waystone (global governance solutions) (2016 to 2019).

				Not Applicable	Not Applicable
Ally L. Mueller c/o Tidal ETF Services, LLC 234 West Florida Street, Suite 203 Milwaukee, Wisconsin 53204 Born: 1979	Vice President	Indefinite term; since 2023	Head of ETF Launches and Client Success (since 2023), Head of ETF Launches and Finance Director (2019 to 2023), Tidal ETF Services LLC.	Not Applicable	Not Applicable
Lissa M. Richter c/o Tidal ETF Services, LLC 234 West Florida Street, Suite 203 Milwaukee, Wisconsin 53204 Born: 1979	Secretary	Indefinite term; since 2023	ETF Regulatory Manager (since 2021), Tidal ETF Services LLC; Senior Paralegal, Rafferty Asset Management, LLC (2013 to 2020); Senior Paralegal, Officer, U.S. Bancorp Fund Services LLC (2005 to 2013).	Not Applicable	Not Applicable
Melissa Breitzman c/o Tidal ETF Services, LLC 234 West Florida Street, Suite 203 Milwaukee, Wisconsin 53204 Born: 1983	Assistant Treasurer	Indefinite term; since 2023	Fund Administration Manager, Tidal ETF Services LLC (since 2023); Assistant Vice President, U.S. Bancorp Fund Services, LLC (2005 to 2023).	Not Applicable	Not Applicable

(1)All Independent Trustees of the Trust are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).

(2)Mr. Falkeis is considered an “interested person” of the Trust due to his positions as President, Principal Executive Officer, Chairman, and Chief Executive Officer of Tidal ETF Services LLC, a Tidal Financial Group company and an affiliate of the Adviser.

(3)The Trust, as of the date of this shareholder report, offers for sale to the public 33 of the 47 funds registered with the SEC.

25

Robinson Alternative Yield Pre-Merger SPAC ETF

BASIS FOR TRUSTEES’ APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS (Unaudited)

The Board of Trustees (the “Board” or the “Trustees”) of Tidal ETF Trust (the “Trust”) met at a meeting held on April 3, 2024 to consider the renewal of the Investment Advisory Agreement (the “Advisory Agreement”) between the Trust, on behalf of the Robinson Alternative Yield Pre-Merger SPAC ETF (the “Fund”), a series of the Trust, and Tidal Investments LLC (formerly, Toroso Investments, LLC), the Fund’s investment adviser (the “Adviser”). Prior to this meeting, the Board requested and received materials to assist them in considering the renewal of the Advisory Agreement. The materials provided contained information with respect to the factors enumerated below, including a copy of the Advisory Agreement, a memorandum prepared by outside legal counsel to the Trust and Independent Trustees discussing in detail the Trustees’ fiduciary obligations and the factors they should assess in considering the renewal of the Advisory Agreement, due diligence materials relating to the Adviser (including the due diligence response completed by the Adviser with respect to a specific request letter from outside legal counsel to the Trust and Independent Trustees, the Adviser’s Form ADV, select ownership, organizational, financial and insurance information for the Adviser, biographical information of the Adviser’s key management and compliance personnel, detailed comparative information regarding the unitary advisory fee for the Fund, and information regarding the Adviser’s compliance program) and other pertinent information. Based on their evaluation of the information provided, the Trustees, by a unanimous vote (including a separate vote of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)), approved the renewal of the Advisory Agreement for an additional one-year term.

Discussion of Factors Considered

In considering the renewal of the Advisory Agreement and reaching their conclusions, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

1.Nature, Extent and Quality of Services Provided. The Board considered the nature, extent and quality of the Adviser’s overall services provided to the Fund as well as its specific responsibilities in all aspects of day-to-day investment management of the Fund, including trade execution and recommendations with respect to the hiring, termination, or replacement of sub-advisers to the Fund. The Board considered the qualifications, experience and responsibilities of the Adviser’s investment management team, including Michael Venuto and Charles Ragauss, who each serve as a portfolio manager to the Fund, as well as the responsibilities of other key personnel of the Adviser involved in the day-to-day activities of the Fund. The Board reviewed due diligence information provided by the Adviser, including information regarding the Adviser’s compliance program, its compliance personnel and compliance record, as well as the Adviser’s cybersecurity program and business continuity plan. The Board noted that the Adviser does not manage any other accounts that utilize a strategy similar to that employed by the Fund.

The Board also considered other services provided to the Fund, such as monitoring adherence to the Fund’s investment strategy and restrictions, oversight of Robinson Capital Management, LLC (“Robinson” or the “Sub-Adviser”), the Fund’s sub-adviser, and other service providers to the Fund, monitoring compliance with various Fund policies and procedures and with applicable securities regulations, and monitoring the extent to which the Fund achieves its investment objective as an actively-managed ETF. The Board noted that the Adviser is responsible for trade execution for the Fund and the Sub-Adviser is responsible for portfolio investment decisions for the Fund, subject to the supervision of the Adviser.

The Board concluded that the Adviser had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Advisory Agreement and managing the Fund and that the nature, overall quality and extent of the management services provided to the Fund, as well as the Adviser’s compliance program, were satisfactory.

2.Investment Performance of the Fund and the Adviser. The Board considered the investment performance of the Fund and the Adviser. The Board also considered the Fund’s performance against its benchmark index and select peer groups. The Board also considered that because the portfolio investment decision-making for the Fund is performed by the Sub-Adviser, the Fund’s performance is not the direct result of investment decisions made by the Adviser.

The Board considered the performance of the Fund on an absolute basis, in comparison to its benchmark index (the Bloomberg 1-3 Year U.S. Government/Credit Bond Index). The Board also considered comparative information prepared by the Adviser, in partnership with AltaVista Research, LLC, a third-party research firm, comparing the Fund to a peer group of ETFs within the Fund’s designated Morningstar category (a peer group of U.S. event driven funds) (the “SPAX Peer Group”). The Board noted that the Fund outperformed the Bloomberg 1-3 Year U.S. Government/Credit Bond Index over the one-year and since inception periods ended December 31, 2023. The Board considered that the Fund outperformed the SPAX Peer Group average and median over the one-year period ended February 29, 2024. The Board also noted that the Fund ranked third out of seven funds in the SPAX Peer Group for the one-year period ended February 29, 2024.

26

Robinson Alternative Yield Pre-Merger SPAC ETF

BASIS FOR TRUSTEES’ APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS (Unaudited) (Continued)

After considering all of the information, the Board concluded that the performance of the Fund was satisfactory under current market conditions and that the Adviser has the necessary expertise and resources in providing investment advisory services in accordance with the Fund’s investment objective and strategies. Although past performance is not a guarantee or indication of future results, the Board determined that the Fund and its shareholders were likely to benefit from the Adviser’s continued management.

3.Cost of Services Provided and Profits Realized by the Adviser. The Board considered the cost of services and the structure of the Adviser’s advisory fee, including a review of comparative expenses, expense components and peer group selection. The Board took into consideration that the advisory fee for the Fund was a “unitary fee,” meaning that the Fund pays no expenses other than the advisory fee and certain other costs such as interest, brokerage, and extraordinary expenses and, to the extent it is implemented, fees pursuant to the Fund’s Rule 12b-1 Plan. The Board noted that the Adviser continues to be responsible for compensating the Fund’s other service providers and paying the Fund’s other expenses out of its own fees and resources, subject to the Sub-Adviser’s contractual agreement to assume a portion of such obligation in exchange for a corresponding portion of the profits, if any, generated by the Fund’s unitary fee. The Board also noted that the Adviser has contractually agreed to an advisory fee waiver that reduces the Fund’s unitary fee from 0.85% to 0.75% of the Fund’s average daily net assets through at least August 28, 2024. The Board also considered the overall profitability of the Adviser and examined the level of profits accrued to the Adviser from the fees payable under the Advisory Agreement. The Board considered that the Fund’s advisory fee of 0.85% was below the SPAX Peer Group average of 0.93% and that the Fund’s net expense ratio of 0.75% was below the SPAX Peer Group average of 1.04%.

The Board concluded that the Fund’s expense ratio and the advisory fee were fair and reasonable in light of the comparative performance, advisory fee and expense information and the investment management services provided to the Fund by the Adviser given the nature of the Fund’s investment strategy. The Board also evaluated, based on a profitability analysis prepared by the Adviser, the fees received by the Adviser and its affiliates from their relationship with the Fund, and concluded that the fees had not been, and currently were not, excessive, and while the Fund was not yet profitable to the Adviser, the Adviser had adequate financial resources to support its services to the Fund from the revenues of its overall investment advisory business.

4.Extent of Economies of Scale as the Fund Grows. The Board compared the Fund’s expenses relative to the SPAX Peer Group and discussed realized and potential economies of scale. The Board considered the potential economies of scale that the Fund might realize under the structure of the advisory fee. The Board noted that the advisory fee did not contain any breakpoint reductions as the Fund’s assets grow in size, but that the Adviser would evaluate future circumstances that may warrant breakpoints in the fee structure.

5.Benefits Derived from the Relationship with the Fund. The Board considered the direct and indirect benefits that could be received by the Adviser and its affiliates from association with the Fund. The Board concluded that the benefits the Adviser may receive, such as greater name recognition or the ability to attract additional investor assets, appear to be reasonable and in many cases may benefit the Fund.

Conclusion. Based on the Board’s deliberations and its evaluation of the information described above, with no single factor determinative of a conclusion, the Board, including the Independent Trustees, unanimously concluded that: (a) the terms of the Advisory Agreement are fair and reasonable; (b) the advisory fee is reasonable in light of the services that the Adviser provides to the Fund; and (c) the approval of the renewal of the Advisory Agreement for an additional one-year term was in the best interests of the Fund and its shareholders.

At the meeting held on April 3, 2024, the Board also considered the renewal of the sub-advisory agreement (the “Sub-Advisory Agreement”) for the Fund, entered into between the Adviser and Robinson. Prior to this meeting, the Board requested and received materials to assist them in considering the renewal of the Sub-Advisory Agreement. The materials provided contained information with respect to the factors enumerated below, including a copy of the Sub-Advisory Agreement, a memorandum prepared by outside legal counsel to the Trust and the Independent Trustees discussing in detail the Trustees’ fiduciary obligations and the factors they should assess in considering the renewal of the Sub-Advisory Agreement, due diligence materials prepared by the Sub-Adviser (including the due diligence response completed by the Sub-Adviser with respect to a specific request letter from outside legal counsel to the Trust and the Independent Trustees, the Sub-Adviser’s Form ADV, select ownership, organizational, financial and insurance information for the Sub-Adviser, biographical information of key management and compliance personnel, and the Sub-Adviser’s compliance manual and code of ethics) and other pertinent information. Based on their evaluation of the information provided, the Trustees, by a unanimous vote (including a separate vote of the Independent Trustees), approved the renewal of the Sub-Advisory Agreement for an additional one-year term.

27

Robinson Alternative Yield Pre-Merger SPAC ETF

BASIS FOR TRUSTEES’ APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS (Unaudited) (Continued)

Discussion of Factors Considered

In considering the renewal of the Sub-Advisory Agreement and reaching their conclusions, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

1.Nature, Extent and Quality of Services Provided. The Board considered the nature, extent and quality of Robinson’s overall services provided to the Fund as well as its specific responsibilities in aspects of day-to-day investment management of the Fund. The Board considered the qualifications, experience and responsibilities of James C. Robinson who serves as a portfolio manager for the Fund, as well as the responsibilities of other key personnel of Robinson involved in the day-to-day activities of the Fund. The Board reviewed the due diligence information provided by Robinson, including information regarding Robinson’s compliance program, its compliance personnel and compliance record, as well as Robinson’s cybersecurity program and business continuity plan. The Board noted that Robinson manages other separately-managed accounts that utilize a strategy similar to that employed by the Fund.

The Board also considered other services provided to the Fund, such as monitoring adherence to the Fund’s investment strategies and restrictions, monitoring compliance with various Fund policies and procedures and with applicable securities regulations, monitoring the extent to which the Fund meets its investment objective as an actively-managed ETF and quarterly reporting to the Board. The Board noted that Robinson is responsible for the Fund’s investment selection, subject to oversight by the Adviser.

The Board concluded that Robinson had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Robinson Sub-Advisory Agreement and managing the Fund and that the nature, overall quality and extent of the management services provided to the Fund, as well as Robinson’s compliance program, were satisfactory.

2.Investment Performance of the Fund and the Sub-Adviser. In considering Fund performance, the Board noted that Robinson is responsible for selecting investments for the Fund. Accordingly, the Board discussed the performance of the Fund on an absolute basis, in comparison to its benchmark index (the Bloomberg 1-3 Year U.S. Government/Credit Bond Index) and in comparison to the SPAX Peer Group. The Board noted that the Fund outperformed the Bloomberg 1-3 Year U.S. Government/Credit Bond Index over the one-year and since inception periods ended December 31, 2023. The Board considered that the Fund outperformed the SPAX Peer Group average and median over the one-year period ended February 29, 2024. The Board also noted that the Fund ranked third out of seven funds in the SPAX Peer Group for the one-year period ended February 29, 2024. The Board also noted that the Fund’s total returns (based on the Fund’s net asset value) were in-line with the returns of a composite of other separately-managed accounts of Robinson that utilize a strategy similar to that employed by the Fund.

After considering all of the information, the Board concluded that the performance of the Fund was satisfactory under current market conditions and that Robinson has the necessary expertise and resources in providing investment advisory services in accordance with the Fund’s investment objective and strategies. Although past performance is not a guarantee or indication of future results, the Board determined that the Fund and its shareholders were likely to benefit from Robinson’s continued management.

3.Cost of Services Provided and Profits Realized by the Sub-Adviser. The Board considered the structure of the sub-advisory fees paid by the Adviser to Robinson under the Robinson Sub-Advisory Agreement. The Board noted that the Adviser represented to the Board that the sub-advisory fees payable under the Robinson Sub-Advisory Agreement were reasonable in light of the services performed by Robinson. Since the sub-advisory fees are paid by the Adviser, the overall advisory fees paid by the Fund are not directly affected by the sub-advisory fees paid to Robinson. Consequently, the Board did not consider the cost of services provided by Robinson or profitability from its relationship with the Fund to be material factors for consideration given that Robinson is not affiliated with the Adviser and, therefore, the sub-advisory fees paid to Robinson were negotiated on an arm’s-length basis. Based on all of these factors, the Board concluded that the sub-advisory fees paid to Robinson by the Adviser reflected appropriate allocations of the advisory fees and were reasonable in light of the services provided by Robinson.

4.Extent of Economies of Scale as the Fund Grows. Since the sub-advisory fees payable to Robinson are not paid by the Fund, the Board did not consider whether the sub-advisory fees should reflect any realized or potential economies of scale that might be realized as the Fund’s assets increase.

28

Robinson Alternative Yield Pre-Merger SPAC ETF

BASIS FOR TRUSTEES’ APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS (Unaudited) (Continued)

5.Benefits Derived from the Relationship with the Fund. The Board considered the direct and indirect benefits that could be received by Robinson from its association with the Fund. The Board concluded that the benefits Robinson may receive, such as greater name recognition or the ability to attract additional investor assets, appear to be reasonable and in many cases may benefit the Fund.

Conclusion. Based on the Board’s deliberations and its evaluation of the information described above, with no single factor determinative of a conclusion, the Board, including the Independent Trustees, unanimously concluded that: (a) the terms of the Robinson Sub-Advisory Agreement are fair and reasonable; (b) the sub-advisory fees are reasonable in light of the services that Robinson provides to the Fund; and (c) the approval of the renewal of the Robinson Sub-Advisory Agreement for an additional one-year term was in the best interests of the Fund and its shareholders.

29

Robinson Alternative Yield Pre-Merger SPAC ETF

ADDITIONAL INFORMATION

QUALIFIED DIVIDEND INCOME/DIVIDENDS RECEIVED DEDUCTION (Unaudited)

For the year ended April 30, 2024, certain dividends paid by the Fund may be subject to a maximum tax rate of 15.0%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and the Tax Cuts and Jobs Act of 2017.

The percentage of dividends declared from ordinary income designated as qualified dividend income for the year ended April 30, 2024 was 0.00%.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the year ended April 30, 2024, was 0.00%.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distribution under Internal Revenue Section 871(k)(2)(c) for the year ended April 30, 2024, was 46.85%.

INFORMATION ABOUT PROXY VOTING (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available upon request without charge, by calling (833) 743-0330 or by accessing the Fund’s website at www.robinsonetfs.com. Furthermore, you can obtain the description on the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-months ended June 30 is available upon request without charge by calling (833) 743-0330 or by accessing the SEC’s website at www.sec.gov.

INFORMATION ABOUT THE PORTFOLIO HOLDINGS (Unaudited)

The Fund’s portfolio holdings are posted on the Fund’s website daily at www.robinsonetfs.com. The Fund files its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Part F of Form N-PORT. The Fund’s Part F of Form N-PORT is available without charge, upon request, by calling (833) 743-0330. Furthermore, you can obtain the Part F of Form N-PORT on the SEC’s website at www.sec.gov or on the Fund’s website at www.robinsonetfs.com.

FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS (Unaudited)

Information regarding how often shares of the Fund trade on the Exchange at a price above (i.e., at a premium) or below (i.e., at a discount) to its daily NAV is available, without charge, on the Fund’s website at www.robinsonetfs.com.

INFORMATION ABOUT THE FUND’S TRUSTEES (Unaudited)

The Statement of Additional Information (“SAI”) includes additional information about the Fund’s Trustees and is available without charge, upon request, by calling (833) 743-0330. Furthermore, you can obtain the SAI on the SEC’s website at www.sec.gov or the Fund’s website at www.robinsonetfs.com.

Investment Adviser

Tidal Investments LLC
(f/k/a Toroso Investments, LLC)
234 West Florida Street, Suite 203
Milwaukee, Wisconsin 53204

Investment Sub-Adviser

Robinson Capital Management, LLC
63 Kercheval Avenue, Suite 111
Grosse Point Farms, Michigan 48236

Independent Registered Public Accounting Firm

Cohen & Company, Ltd.
342 North Water Street, Suite 830
Milwaukee, Wisconsin 53202

Legal Counsel

Godfrey & Kahn, S.C.
833 East Michigan Street, Suite 1800
Milwaukee, Wisconsin 53202

Custodian

U.S. Bank N.A.
1555 North RiverCenter Drive, Suite 302
Milwaukee, Wisconsin 53212

Fund Administrator

Tidal ETF Services LLC
234 West Florida Street, Suite 203
Milwaukee, Wisconsin 53204

Transfer Agent, Fund Accountant and Fund Sub-Administrator

U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Distributor

Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101

Fund Information
Fund	Ticker	CUSIP
Robinson Alternative Yield Pre-Merger SPAC ETF	SPAX	886364678

(b)	Not applicable

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees of the Trust has determined that there is at least one audit committee financial expert serving on its audit committee. Mr. Dusko Culafic is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “Other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

Robinson Alternative Yield Pre-Merger SPAC ETF

	FYE 04/30/2024	FYE 04/30/2023
Audit Fees	$13,000	$12,500
Audit-Related Fees	N/A	N/A
Tax Fees	$3,000	$3,000
All Other Fees	N/A	N/A

(e)(1) The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

(e)(2) The percentage of fees billed by Cohen & Company, Ltd. applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 04/30/2024	FYE 04/30/2023
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

(g) The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.

Non-Audit Related Fees	FYE 04/30/2024	FYE 04/30/2023
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

(h) The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

(i) The registrant has not been identified by the U.S. Securities and Exchange Commission as having filed an annual report issued by a registered public accounting firm branch or office that is located in a foreign jurisdiction where the Public Company Accounting Oversight Board is unable to inspect or completely investigate because of a position taken by an authority in that jurisdiction.

(j) The registrant is not a foreign issuer.

Item 5. Audit Committee of Listed Registrants.

(a)	The registrant is an issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934, (the “Act”) and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Act. The independent members of the committee are as follows: Dusko Culafic, Eduardo Mendoza, and Mark H.W. Baltimore.

(b)	Not applicable.

Item 6. Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of Trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Tidal ETF Trust

By (Signature and Title)	/s/ Eric W. Falkeis
Eric W. Falkeis, President/Principal Executive Officer

Date	July 3, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Eric W. Falkeis
Eric W. Falkeis, President/Principal Executive Officer

Date	July 3, 2024

By (Signature and Title)*	/s/ Aaron J. Perkovich
Aaron J. Perkovich, Treasurer/Principal Financial Officer

Date	July 3, 2024

* Print the name and title of each signing officer under his or her signature.